CAPITAL MANAGEMENT (Details) - CAD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Disclosure of objectives, policies and processes for managing capital [abstract]
Unsecured debentures, net	$ 648,392	$ 647,849
Unsecured term loans, net	538,602	550,565
Cross currency interest rate swaps	30,365	104,757
Total debt	1,217,359	1,303,171
Stapled unitholders' equity	3,146,143	2,495,518
Total managed capital	$ 4,363,502	$ 3,798,689